SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors Global Bond Fund, Inc.

The following information replaces the disclosure regarding the investment strategies of Waddell & Reed Advisors Global Bond Fund, Inc. in the section entitled "The Investment Principles of the Funds--Investment Goals,
Principal Strategies and Other Investments."

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S.
The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the
U.S. The Fund does not intend to invest more than 25% of its total assets in non-U.S. dollar denominated securities.

To be attached to the cover page of the Prospectus of:

    Waddell & Reed Advisors Funds
    Fixed Income and Money Market Funds
    Dated December 31, 2002

This Supplement is dated May 27, 2003.

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